Exhibit 10.6

            AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

                              AND WAIVER AGREEMENT

         THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT (this "AGREEMENT") is made and entered into as of January 14, 2004, by and among MILLER INDUSTRIES, INC., a Tennessee corporation ("MILLER"), and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation and wholly owned subsidiary of Miller ("MILLER TOWING") (Miller and Miller Towing may be referred to herein individually as a "BORROWER" and together as the "BORROWERS"), EACH OF THE GUARANTORS SIGNATORY HERETO (the "GUARANTORS"), CONTRARIAN FUNDS, LLC ("CONTRARIAN"), as successor Agent to Bank of America, N.A. (in such capacity, the "AGENT") for the Lenders under the Credit Agreement (as defined below) and as a Lender, and HARBOURSIDE INVESTMENTS, LLLP ("HARBOURSIDE") as a Lender.

                              W I T N E S S E T H:

         WHEREAS, the Agent, the Lenders and the Borrowers have entered into that certain Amended and Restated Credit Agreement dated as of July 23, 2001, as amended by (i) that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of April 12, 2002, among Borrowers, certain Subsidiaries of Borrowers, Bank of America, N.A., Wachovia Bank, N.A., AmSouth Bank and SunTrust Bank, and (ii) that certain letter agreement dated November 19, 2003, by Contrarian as sole Lender and Agent (as so amended and as hereby and from time to time amended, supplemented, modified or replaced, the "CREDIT AGREEMENT"), pursuant to which $13,849,086.18 in aggregate principal amount of subordinated term loans remains outstanding as of the date of this Agreement; and

         WHEREAS, Miller and Contrarian are entering into that certain Exchange Agreement dated as of the date hereof in the form attached hereto as EXHIBIT A (the "CONTRARIAN EXCHANGE AGREEMENT"), pursuant to which, subject to certain terms and conditions, Contrarian has agreed to (a) exchange the Obligations consisting of principal, interest and fees owing by Borrowers to Contrarian for common stock of Miller and an amended promissory note under the Credit Agreement to evidence the outstanding principal amount of Term Loans held by Contrarian after giving effect to the transactions contemplated by the Contrarian Exchange Agreement, and (b) to cancel and convert all of the outstanding Warrants held by Contrarian into shares of common stock of Miller (such transactions as described in this Whereas clause are referred to herein as the "CONTRARIAN EXCHANGE TRANSACTION") ; and

         WHEREAS, Miller and Harbourside are entering into that certain Exchange Agreement dated as of the date hereof in the form attached hereto as EXHIBIT B (the "HARBOURSIDE EXCHANGE AGREEMENT"; together with the Contrarian Exchange Agreement referred to herein collectively as the "EXCHANGE AGREEMENTS"), pursuant to which, subject to certain terms and conditions, Harbourside has agreed to (a) exchange the Obligations consisting of principal, interest and fees owing by Miller to Harbourside for common stock of Miller and an amended promissory note under the Credit Agreement to evidence the outstanding principal amount of Term Loans held by Harbourside after giving effect to the transactions contemplated by the Harbourside Exchange

Agreement, and (b) to cancel and convert all of the outstanding Warrants held by Harbourside into shares of common stock of Miller (such transactions as described in this Whereas clause are referred to herein as the "HARBOURSIDE EXCHANGE Transaction"); and

         WHEREAS, it is a condition precedent to the effectiveness of the Exchange Agreements that the Borrowers, Agent and Lenders enter into this Agreement; and

         WHEREAS, the Borrowers have requested that the terms of the Credit Agreement be amended in the manner set forth herein, and that certain Defaults and/or Events of Default under the Credit Agreement be waived, and the Agent and the Lenders, subject to the terms and conditions contained herein, have agreed to such waivers and amendments as set forth below;

         WHEREAS, the Borrowers, the Agent, the Lenders and the Guarantors acknowledge that the terms of this Agreement constitute an amendment and modification of, and not a novation of, the Credit Agreement and the Notes;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

         1. DEFINITIONS. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) SECTION 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions to read in their entirety as follows:

                  "Notes" means, collectively, the Existing Notes, Tranche A Note, the Tranche B Note and any Replacement Note.

                  "Stated Termination Date" means (a) at all times prior to the Rescission Date, July 31, 2005, and (b) on and at all time after the Rescission Date, July 31, 2003.

                  "Base Rate" means (a) with respect to the principal portion of the Term Loans evidenced by any Tranche A Note, 18% per annum, (b) with respect to the principal portion of the Term Loans evidenced by any Tranche B Notes, 9% per annum, (c) with respect to the principal portion of the Term Loans evidenced by the Existing Harbourside Note, the sum of (i) for any day, the rate per annum equal to the higher of
         (A) the Federal Funds Rate for such day plus one-half of one percent (0.5%) or (B) the Prime Rate for such day PLUS (ii) 10%, and (d) with respect to the principal portion of the Term Loans evidenced by any Replacement Note, 18% per annum. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate. The increase in the interest rate effected by Amendment No. 3 to the Credit Agreement shall accrue from, and be effective as of, the date of this Agreement.

         (b) SECTION 1.1 of the Credit Agreement is hereby further amended by adding the following new definitions in alphabetical order to read in their entirety as follows:

                           "Contrarian Exchange Agreement" means that certain
                  Exchange Agreement dated as of the Third Amendment Effective Date between Contrarian and Miller, as amended, restated, modified, or supplemented from time to time.

                           "Contrarian Exchange Transaction" has the meaning
                  assigned to such term in the second recital paragraph to the Third Amendment.

                           "Exchange Agreements" means, collectively, the
                  Harbourside Exchange Agreement and the Contrarian Exchange Agreement.

                           "Existing Contrarian Note" means that certain
                  Promissory Note dated October 28, 2003 issued by Borrowers to Contrarian in the aggregate principal amount of $7,715,919.45.

                           "Existing Harbourside Note" means that certain
                  Promissory Note dated November 24, 2003 issued by Miller to Harbourside in the aggregate principal amount of $6,133,166.73.

                           "Existing Notes" means, collectively, the Existing
                  Contrarian Note and the Existing Harbourside Note.

                           "Harbourside Exchange Transaction" has the meaning
                  assigned to such term in the third recital paragraph to the Third Amendment.

                           "Miller Shareholder Approval" has the meaning
                  assigned to such term in the Harbourside Exchange Agreement.

                           "Rescission Date" means the effective date of any
                  exercise by Contrarian of its right of rescission pursuant to and in accordance with Section 10 of the Contrarian Exchange Agreement.

                           "Replacement Note" means any promissory note issued
                  by the Borrowers to Contrarian on or after the Rescission Date pursuant to the provisions of SECTIONS 2.4(C), substantially in the form of EXHIBIT D-3 to the Third Amendment, as amended, restated, modified, or supplemented from time to time, which note shall constitute an amendment and restatement of the Tranche A Note.

                           "Third Amendment" means that certain Amendment No. 3
                  to Amended and Restated Credit Agreement and Waiver Agreement dated as of the Third Amendment Effective Date, among Borrowers, Agent, Guarantors and Lenders.

                           "Third Amendment Effective Date" means January 14,
                  2004.

                           "Tranche A Note" means, collectively, the Tranche A
                  Promissory Note of the Borrowers, substantially in the form of EXHIBIT D-1 to the Third Amendment, as amended, restated, modified, or supplemented from time to time, which note shall constitute an amendment and restatement of the Existing Contrarian Note.

                           "Tranche B Note" means, collectively, the Tranche B
                  Promissory Note of the Borrowers, substantially in the form of EXHIBIT D-2 to the Third Amendment, as amended, restated, modified, or supplemented from time to time.

         (c) SECTION 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Applicable Margin".

         (d) SECTION 2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:


                           2.1. TERM LOAN; PAYMENT OF PRINCIPAL.

                           (a) Subject to the terms and conditions of this
                  Agreement, the remaining outstanding balance of the Existing Facility that is not repaid from the proceeds of the initial funding of the Senior Facility shall be deemed to be Term Loans made by the Lenders hereunder in accordance with their respective Applicable Commitment Percentages; provided that the aggregate amount of the Term Loans shall not exceed the amount of the Term Loan Facility. Borrowers shall cause the proceeds of the initial extensions of credit under the Senior Facility to be used on the closing date thereof to reduce the Existing Facility.

                           (b) As of the Third Amendment Effective Date and
                  after giving effect to the Contrarian Exchange Transaction to be consummated on the Third Amendment Effective Date: (i) the aggregate outstanding principal amount of all Term Loans is $11,534,311.35, together with accrued but unpaid interest thereon in the aggregate amount equal to $450,325.67, (ii) the aggregate outstanding principal amount of Term Loans held by Contrarian is $5,401,143.62, as evidenced by the Tranche A Note to be issued to Contrarian on the Third Amendment Effective Date, and the aggregate amount of accrued but unpaid interest thereon owing to Contrarian is $0, and (iii) the aggregate outstanding principal amount of Term Loans held by Harbourside, as evidenced by the Existing Harbourside Note is $6,133,166.73, and the aggregate amount of accrued but unpaid interest thereon owing to Harbourside is $450,325.67. On the Rescission Date, the aggregate outstanding principal amount of Term Loans held by Contrarian shall be $7,715,919.45, less the amount of any repayment of the principal amount of Term Loans held by Contrarian after the Third Amendment Effective Date and prior to the Rescission Date (other than as contemplated by the Contrarian Exchange Agreement), as evidenced by the Replacement Note to be issued to Contrarian on the Rescission Date.

                           (c) Immediately following the Miller Shareholder
                  Approval and after giving effect to the Harbourside Exchange Transaction to be consummated on or about such date, the aggregate outstanding principal amount of Term Loans held by Harbourside will be $4,293,216.17 less the amount of any repayment of the principal amount of Term Loans held by Harbourside after the Third Amendment Effective Date and prior to the Miller Shareholder Approval, as evidenced by the Tranche B Note to be issued to Harbourside on the date of Miller Shareholder Approval.

                           (d) The entire principal amount of the Term Loans
                  shall be due and payable on the Stated Termination Date.

                  (e) SECTION 2.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:


                           2.4. NOTES.

                           (a) On the Third Amendment Effective Date, upon
                  surrender of the Existing Contrarian Note by Contrarian to Borrowers, Borrowers will issue to Contrarian a new note in the form of Tranche A Note in the aggregate principal amount of $5,401,143.62, which promissory note by its terms shall amend and restate in its entirety the Existing Contrarian Note.

                           (b) On the Miller Shareholder Approval in connection
                  with the consummation of the Harbourside Exchange Transactions to occur on or about such date, upon surrender of the Existing Harbourside Note by Harbourside to Borrowers, Borrowers will issue to Harbourside a Tranche B Note in the aggregate principal amount of $4,293,216.71 less the amount of any repayment of the principal amount of Term Loans held by Harbourside after the Third Amendment Effective Date and prior to the Miller Shareholder Approval, which promissory note shall amend and in restate in its entirety the Existing Harbourside Note.

                           (c) On the Rescission Date, Contrarian shall
                  surrender to Miller the Tranche A Note issued to it pursuant to SECTION 2.4(A), and Borrowers shall issue and deliver to Contrarian a new Replacement Note in the aggregate principal amount of $7,715,919.45 less the amount of any repayment of the principal amount of Term Loans held by Contrarian after the Third Amendment Effective Date and prior to the Rescission Date (other than as contemplated by the Contrarian Exchange Agreement), which replacement note shall amend and restate in its entirety such Tranche A Note issued to Contrarian on the Third Amendment Effective Date.

         (f) SECTION 7.1 of the Credit Agreement is hereby amended by adding a new clause (i) immediately after existing clause (h) to read in its entirety as follows:

                           (i) at the times and in the manner required for delivery as provided in the Senior Credit Agreement, deliver to Agent and Lenders a copy of all of the reports, information, documents and notices required to be delivered to the Senior Agents and Senior Lenders pursuant to Article 5 of the Senior Credit Agreement.

         (g) Clauses (b) and (c) of SECTION 8.1 of the Credit Agreement is hereby amended and restated in their entirety to read as follows:

                           (b) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit
                  the Consolidated Fixed Charge Coverage Ratio to be less than
                  1.1 to 1.0 for each Four-Quarter Period beginning with the Four-Quarter Period ending March 30, 2003.

                           (c) CONSOLIDATED EBITDA. Permit Consolidated EBITDA
                  for each trailing three month period ended as of the last day of each fiscal month, commencing on March 31, 2004, to be less than $2,500,000.

         (h) EXHIBIT D to the Credit Agreement is hereby deleted and the following new EXHIBITS D-1, D-2 and D-3 are hereby substituted in lieu thereof in the form attached to this Agreement as EXHIBITS D-1, D-2 and D-3.

         3. WAIVER; ACKNOWLEDGEMENT AND AGREEMENT OF AGENT AND LENDERS. Subject to the satisfaction of the conditions precedent in Section 7 hereof:

                  (a) Agent and Lenders hereby waive all of the existing Defaults and Events of Default under the Credit Agreement and Loan Documents that have occurred and are continuing as of the date of this Agreement, including, without limitation, (i) any Event of Default as a result of the failure by Borrowers to repay the Term Loans and other Obligations on July 23, 2003, the original Stated Termination Date (as defined in the Credit Agreement prior to giving effect to this Agreement), (ii) failure to timely deliver annual financial statements for fiscal year 2002 and unqualified audit report, (iii) the Event of Default under SECTION 9.1(G) (due to delivery of blockage and standstill notices by Senior Lenders to the Lenders and the Agent) and other defaults which were outlined in prior standstill/default notices given to Senior Lenders and/or Miller, (iv) any Event of Default the Event of Default resulting from Borrowers' breach of Section 8.4 of the Credit Agreement by the incurrence of debt to Mr. William G. Miller in the amount of $150,000 in connection with the payment of a certain expense deposit to General Electric Capital Corporation (the "AFFILIATE LOAN") (the foregoing Defaults and Events of Default are referred to herein collectively as the "EXISTING DEFAULTS"); and

                  (b) Agent and Lenders hereby acknowledge and agree that the Term Loan Termination Date has not occurred as a result of the occurrence of any of the Existing Defaults.

                  (c) Agent and the Lenders hereby acknowledge and agree that the Existing Notes and any promissory notes issued pursuant to this Agreement, are and will be subject to that certain Amended and Restated Intercreditor and Subordination Agreement, dated as of April 12,

2002, by and between The CIT Group/Business Credit, Inc. and Agent, as amended from time to time.

         4. CONSENT. Agent and Lenders hereby consent to (i) the repayment by Borrowers of the Affiliate Loan on or after the Third Amendment Effective Date,
(ii) the consummation of the transactions contemplated by the Exchange
Agreements.

         5. CONTINUING EFFECT OF LOAN DOCUMENTS.

                  (a) Each Guarantor hereby (i) consents and agrees to the amendments to the Credit Agreement set forth herein and (ii) confirms its joint and several guarantee of payment of all the Guarantors' Obligations pursuant to the Guaranty.

                  (b) Each of the Borrowers and Guarantors hereby acknowledge and agree that each of the Security Instruments (i) remains in full force and effect and is hereby reaffirmed, (ii) continues to secure all of the Obligations of the Borrowers and the Guarantors' Obligations pursuant to the Guaranty, as applicable, and (iii) notwithstanding anything to the contrary in any Security Instrument, shall remain in effect until the Facility Termination Date.

         6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby certifies that after giving effect to this Agreement:

                  (a) The Borrowers and each Subsidiary have the power and authority to execute and perform this Amendment Agreement and have taken all action required for the lawful execution, delivery and performance thereof;

                  (b) No event has occurred and no condition exists which has not been waived which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrowers under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both; and

                  (c) Miller has the power and authority to execute and perform the Exchange Agreements and has taken all action required for the lawful execution, delivery and performance thereof, and each of the Exchange Agreements has been duly executed and delivered by Miller and fully executed copies of the Exchange Agreements have been delivered to the Agent.

         7. CONDITIONS TO EFFECTIVENESS. This Amendment shall not be effective until the each of the following conditions shall have been satisfied:

                  (a) this Agreement duly executed by the Borrowers, the Guarantors, the Agent and the Lenders and Agent shall have received a counterpart thereof from each party thereto;

                  (b) Agent shall have received copies of the fully executed Exchange Agreements; and

                  (c) Borrowers and Agent shall have received (i) consent from Senior Lender to this Amendment to extent required pursuant to the Intercreditor Agreement and (ii) consent from the Senior Lenders to the transactions contemplated by the Harbourside Exchange Transaction.

         Upon the satisfaction of the conditions set forth in this SECTION 7, the Amendment Agreement shall be effective as of the date hereof, PROVIDED, THAT in the event that (i) the shareholders of Miller fail to approve the Exchange (as defined in the Harbourside Exchange Agreement), or (ii) the Rescission Date has occurred, the provisions of SECTION 3 shall be void ab initio and of no force and effect. In such case, the Existing Defaults shall be deemed not to have been waived and shall continue to exist and the Term Loan Termination Date shall be deemed to have occurred as of such Rescission Date.

         8. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as provided in the Credit Agreement.

         9. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         10. COUNTERPARTS. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         11. GOVERNING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia.

         12. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         13. NO NOVATION. This Agreement is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrower under the Credit Agreement and is not intended to constitute a novation of the Credit Agreement. All of the indebtedness, liabilities and obligations owing by the Borrowers under the Credit Agreement and the Guarantor's obligations under the Guaranties, as applicable, shall continue to be secured by the "Collateral" as defined in the Credit Agreement and the Borrowers and the Guarantors acknowledge and agree that the "Collateral" as defined in the Credit Agreement shall continue to constitute "Collateral" hereunder and remains subject to a security interest in favor of the Agent for the benefit of itself and the Lenders and to secure such Obligations and Guarantors' Obligations.

         14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Agent and their respective successors, assigns and legal representatives; PROVIDED, however, that the Borrowers, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

      [REMAINDER OF PAGE INTENTIONALLY BLANK; NEXT PAGE IS SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Amended and Restated Credit Agreement and Waiver Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                   BORROWERS:

                                            MILLER INDUSTRIES, INC.


                                            By: /s/ A. Russell Chandler III
                                            Name:  A. Russell Chandler III
                                            Title: Chairman, Special
                                                   Committee of the Board of
                                                   Directors

                                            MILLER INDUSTRIES TOWING EQUIPMENT
                                            INC.


                                            By: /s/ A. Russell Chandler III
                                            Name:  A. Russell Chandler III
                                            Title: Chairman, Special
                                                   Committee of the Board of
                                                   Directors

                                       GUARANTORS:

                                            APACO, INC.
                                            B&B ASSOCIATED INDUSTRIES, INC.
                                            CHEVRON, INC.
                                            CENTURY HOLDINGS, INC.
                                            CHAMPION CARRIER CORPORATION
                                            COMPETITION WHEELIFT, INC.
                                            GOLDEN WEST TOWING EQUIPMENT INC.
                                            KING AUTOMOTIVE & INDUSTRIAL
                                                   EQUIPMENT, INC.
                                            MID AMERICA WRECKER & EQUIPMENT
                                                   SALES, INC. OF COLORADO
                                            MILLER FINANCIAL SERVICES GROUP,
                                                   INC.
                                            MILLER/GREENEVILLE, INC.
                                            MILLER INDUSTRIES DISTRIBUTING, INC.
                                            MILLER INDUSTRIES INTERNATIONAL,
                                                   INC.
                                            MILLER INDUSTRIES TOWING
                                                   EQUIPMENT INC.
                                            PURPOSE, INC.
                                            SONOMA CIRCUITS, INC.
                                            SOUTHERN WRECKER CENTER, INC.
                                            SOUTHERN WRECKER SALES, INC.
                                            AETEX, INC., F/K/A A-EXCELLENCE
                                                   TOWING CO.
                                            ALL AMERICAN TOWING SERVICES,
                                                   INC.
                                            B-G TOWING, INC.
                                            BEAR TRANSPORTATION, INC.
                                            BTRCX, INC. F/K/A BERT'S TOWING
                                                   RECOVERY CORPORATION
                                            BBSX, INC. F/K/A BOB BOLIN SERVICES,
                                                   INC.
                                            BASIEX, INC. F/K/A BOB'S AUTO
                                                  SERVICE,INC.
                                            BTRX, INC.
                                            BVSWS, INC. F/K/A BOB VINCENT AND
                                                   SONS WRECKER SERVICE, INC.
                                            CAL WEST TOWING, INC.
                                            CBTX, INC., F/K/A CEDAR BLUFF 24
                                                   HOUR TOWING, INC.
                                            CCASX, INC.
                                            CEX, INC., F/K/A CHAD'S INC.

                                            CVDC, F/K/A CLEVELAND VEHICLE
                                                   DETENTION CENTER, INC.
                                            D.A. HANELINE, INC.
                                            DVREX, INC.
                                            DOLLAR ENTERPRISES, INC.
                                            DSX, INC., F/K/A DUGGER'S SERVICES,
                                                   INC.
                                            GMAR, INC., F/K/A GOOD MECHANIC AUTO
                                                   CO. OF RICHFIELD, INC.
                                            GREAT AMERICA TOWING, INC.
                                            GREG'S TOWING, INC.
                                            HTX, INC.
                                            LTSX, INC., F/K/A LAZER TOW
                                                   SERVICES, INC. LASX, INC.
                                            LWKR, INC. MAEJO, INC.
                                            MEL'S ACQUISITION CORP.
                                            MGEX, INC. MSTEX, INC. MTSX
                                            INC. MURPHY'S TOWING, INC.
                                            P.A.T., INC.
                                            PEX, INC., F/K/A/ PIPES ENTERPRISES,
                                                   INC.
                                            RMA ACQUISITION CORP.
                                            RRIC ACQUISITION CORP.
                                            RSX, INC., F/K/A RECOVERY SERVICES,
                                                   INC.
                                            ROAD ONE, INC.
                                            ROADONE EMPLOYEE SERVICES, INC.
                                            ROAD ONE INSURANCE SERVICES, INC.
                                            ROAD ONE SERVICE, INC.
                                            ROAD ONE SPECIALIZED
                                                   TRANSPORTATION, INC.
                                            ROADONE TRANSPORTATION AND
                                                   LOGISTICS, INC.
                                            R.M.W.S., INC.
                                            SWSX, INC. (F/K/A SUBURBAN WRECKER
                                                   SERVICE, INC.)
                                            TEXAS TOWING CORPORATION
                                            TPCTH, INC.
                                            TREASURE COAST TOWING, INC.
                                            TREASURE COAST TOWING OF MARTIN
                                                   COUNTY, INC.

                                            TSSC, INC., F/K/A TRUCK SALES
                                                   & SALVAGE CO., INC.
                                            TWSX, INC.
                                            WSX, INC., F/K/A WES'S SERVICE
                                                   INCORPORATED
                                            WTX, INC. (F/K/A WILTSE TOWING,
                                                   INC.)
                                            WTC, INC.
                                            WTEX, INC.
                                            ZTRX, INC., F/K/A ZEHNER TOWING &
                                                   RECOVERY, INC.


                                            By: /s/ A. Russell Chandler III
                                            Name:  A. Russell Chandler III
                                            Title: Chairman, Special
                                                   Committee of the Board of
                                                   Directors

                                        AGENT AND LENDERS:

                                        CONTRARIAN FUNDS, LLC, as Agent
                                        and Lender

                                        By Contrarian Capital Management, LLC,
                                        as Manager


                                         By:/s/ Jon R. Bauer
                                         Name: Jon R. Bauer
                                         Title: Managing Member



                                        HARBOURSIDE INVESTMENTS, LLLP, as Lender


                                         By:  /s/ William G. Miller
                                            ------------------------------------
                                         Name:  William G. Miller
                                         Title:  General Partner

                                    EXHIBIT A

                      Form of Contrarian Exchange Agreement

                                    EXHIBIT B

                     Form of Harbourside Exchange Agreement

                                   EXHIBIT D-1

                        Form of Tranche A Promissory Note

                            Tranche A Promissory Note
                                   (Term Loan)

$__________________________                                     Atlanta, Georgia
                                                             [January ___, 2004]

                  THIS NOTE AND THE INDEBTEDNESS EVIDENCED
                  HEREBY HAVE BEEN SUBORDINATED TO CERTAIN
                  OBLIGATIONS OF THE MAKER PURSUANT TO AN
                  INTERCREDITOR AND SUBORDINATION AGREEMENT
                  BETWEEN CONTRARIAN FUNDS, LLC, AS JUNIOR
                  AGENT, AND THE CIT GROUP/BUSINESS CREDIT,
                  INC., AS SENIOR AGENT, AS AMENDED FROM
                  TIME TO TIME.


         FOR VALUE RECEIVED, MILLER INDUSTRIES, INC., a Tennessee corporation having its principal place of business located in Ooltewah, Tennessee ("Miller") and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation having its principal place of business located in Ooltewah, Tennessee ("Miller Towing") (Miller and Miller Towing each are referred to as a "Borrower" and collectively, the "Borrowers"), hereby promise to pay to the order of ________________________________ (the "Lender"), in its individual capacity, at the office of CONTRARIAN FUNDS, LLC, as agent for the Lenders (the "Agent"), located at c/o Contrarian Capital Management, LLC, 411 West Putnam Avenue, Suite 225, Greenwich, Connecticut 06830 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of July 23, 2001 among the Borrowers, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended, supplemented or restated and in effect from time to time, the "Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America in immediately available funds, the principal amount of ____________________________ DOLLARS ($___________) on the Term Loan Termination
Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay accrued but unpaid interest on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in
ARTICLE II of the Agreement. All or any portion of the principal amount of the Term Loan may be prepaid or required to be prepaid as provided in the Agreement.

         Each Borrower shall be jointly and severally liable as a primary obligor.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount hereof and accrued but unpaid interest thereon evidenced by this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Note is the Tranche A Notes referred to in the Agreement evidencing the Term Loan and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Term Loan evidenced hereby was made and is to be repaid. The obligations evidenced hereby are secured by the Security Instruments. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         This Note constitutes an amendment and restatement of that certain Promissory Note dated November ___, 2003 issued by Borrowers to Contrarian in the aggregate principal amount of $7,715,919.45 (the "Prior Note") and this Note is given as a substitution of, and not as a payment of, the Prior Note. The indebtedness evidenced by this Note constitutes a continuation and modification of a portion of that indebtedness outstanding under the Credit Agreement and evidenced by the Prior Note. All of the indebtedness, liabilities and obligations owing by the Borrower under the Prior Note shall continue and be evidenced in part by this Note delivered in partial substitution for, and not payment or novation of, the Prior Note.

         This Note shall be governed by and construed in accordance with the laws of the State of Georgia.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

      [REMAINDER OF PAGE INTENTIONALLY BLANK; NEXT PAGE IS SIGNATURE PAGE]

         IN WITNESS WHEREOF, each of the Borrowers has caused this Tranche A Promissory Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                       MILLER INDUSTRIES, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       MILLER INDUSTRIES TOWING EQUIPMENT INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   EXHIBIT D-2

                        Form of Tranche B Promissory Note

                            Tranche B Promissory Note
                                   (Term Loan)

$__________________________                                     Atlanta, Georgia
                                                          [_________ ____, 2004]

                  THIS NOTE AND THE INDEBTEDNESS EVIDENCED
                  HEREBY HAVE BEEN SUBORDINATED TO CERTAIN
                  OBLIGATIONS OF THE MAKER PURSUANT TO AN
                  INTERCREDITOR AND SUBORDINATION AGREEMENT
                  BETWEEN CONTRARIAN FUNDS, LLC, AS JUNIOR
                  AGENT, AND THE CIT GROUP/BUSINESS CREDIT,
                  INC., AS SENIOR AGENT, AS AMENDED FROM
                  TIME TO TIME.


         FOR VALUE RECEIVED, MILLER INDUSTRIES, INC., a Tennessee corporation having its principal place of business located in Ooltewah, Tennessee ("Miller") and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation having its principal place of business located in Ooltewah, Tennessee ("Miller Towing") (Miller and Miller Towing each are referred to as a "Borrower" and collectively, the "Borrowers"), hereby promise to pay to the order of ________________________________ (the "Lender"), in its individual capacity, at the office of CONTRARIAN FUNDS, LLC, as agent for the Lenders (the "Agent"), located at c/o Contrarian Capital Management, LLC, 411 West Putnam Avenue, Suite 225, Greenwich, Connecticut 06830 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of July 23, 2001 among the Borrowers, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended, supplemented or restated and in effect from time to time, the "Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America in immediately available funds, the principal amount of ____________________________ DOLLARS ($___________) on the Term Loan Termination
Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay accrued but unpaid interest on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in
ARTICLE II of the Agreement. All or any portion of the principal amount of the Term Loan may be prepaid or required to be prepaid as provided in the Agreement.

         Each Borrower shall be jointly and severally liable as a primary obligor.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount hereof and accrued but unpaid interest thereon evidenced by this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Note is the Tranche B Notes referred to in the Agreement evidencing the Term Loan and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Term Loan evidenced hereby was made and is to be repaid. The obligations evidenced hereby are secured by the Security Instruments. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         This Note constitutes an amendment and restatement of that certain Promissory Note dated November ___, 2003 issued by Borrowers to Harbourside in the aggregate principal amount of $6,133,166.73 (the "Prior Note") and this Note is given as a substitution of, and not as a payment of, the Prior Note. The indebtedness evidenced by this Note constitutes a continuation and modification of a portion of that indebtedness outstanding under the Credit Agreement and evidenced by the Prior Note. All of the indebtedness, liabilities and obligations owing by the Borrower under the Prior Note shall continue and be evidenced in part by this Note delivered in partial substitution for, and not payment or novation of, the Prior Note.

         This Note shall be governed by and construed in accordance with the laws of the State of Georgia.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

      [REMAINDER OF PAGE INTENTIONALLY BLANK; NEXT PAGE IS SIGNATURE PAGE]

         IN WITNESS WHEREOF, each of the Borrowers has caused this Tranche B Promissory Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                        MILLER INDUSTRIES, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        MILLER INDUSTRIES TOWING EQUIPMENT INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT D-3

                       Form of Replacement Promissory Note

                           Replacement Promissory Note
                                   (Term Loan)

$__________________________                                     Atlanta, Georgia
                                                          [_________ ____, 2004]

                  THIS NOTE AND THE INDEBTEDNESS EVIDENCED
                  HEREBY HAVE BEEN SUBORDINATED TO CERTAIN
                  OBLIGATIONS OF THE MAKER PURSUANT TO AN
                  INTERCREDITOR AND SUBORDINATION AGREEMENT
                  BETWEEN CONTRARIAN FUNDS, LLC, AS JUNIOR
                  AGENT, AND THE CIT GROUP/BUSINESS CREDIT,
                  INC., AS SENIOR AGENT, AS AMENDED FROM
                  TIME TO TIME.


         FOR VALUE RECEIVED, MILLER INDUSTRIES, INC., a Tennessee corporation having its principal place of business located in Ooltewah, Tennessee ("Miller") and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation having its principal place of business located in Ooltewah, Tennessee ("Miller Towing") (Miller and Miller Towing each are referred to as a "Borrower" and collectively, the "Borrowers"), hereby promise to pay to the order of ________________________________ (the "Lender"), in its individual capacity, at the office of CONTRARIAN FUNDS, LLC, as agent for the Lenders (the "Agent"), located at c/o Contrarian Capital Management, LLC, 411 West Putnam Avenue, Suite 225, Greenwich, Connecticut 06830 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of July 23, 2001 among the Borrowers, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended, supplemented or restated and in effect from time to time, the "Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America in immediately available funds, the principal amount of ____________________________ DOLLARS ($___________) on the Term Loan Termination
Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay accrued but unpaid interest on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in
ARTICLE II of the Agreement. All or any portion of the principal amount of the Term Loan may be prepaid or required to be prepaid as provided in the Agreement.

         Each Borrower shall be jointly and severally liable as a primary obligor.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount hereof and accrued but unpaid interest thereon evidenced by this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Note is the Replacement Notes referred to in the Agreement evidencing the Term Loan and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Term Loan evidenced hereby was made and is to be repaid. The obligations evidenced hereby are secured by the Security Instruments. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         This Note constitutes an amendment and restatement of that certain Tranche A Promissory Note dated January ___, 2004 issued by Borrowers to Contrarian in the aggregate principal amount of $___________ (the "Prior Note") and this Note is given as a substitution of, and not as a payment of, the Prior Note. The indebtedness evidenced by this Note constitutes a continuation and modification of a portion of that indebtedness outstanding under the Credit Agreement and evidenced by the Prior Note. All of the indebtedness, liabilities and obligations owing by the Borrower under the Prior Note shall continue and be evidenced in part by this Note delivered in partial substitution for, and not payment or novation of, the Prior Note.

         This Note shall be governed by and construed in accordance with the laws of the State of Georgia.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

      [REMAINDER OF PAGE INTENTIONALLY BLANK; NEXT PAGE IS SIGNATURE PAGE]

         IN WITNESS WHEREOF, each of the Borrowers has caused this Replacement Promissory Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                       MILLER INDUSTRIES, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       MILLER INDUSTRIES TOWING EQUIPMENT INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------